MERRILL LYNCH
GLOBAL VALUE
FUND, INC.





FUND LOGO





Annual  Report

December 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL VALUE FUND, INC.


Worldwide
Investments
As of 12/31/98

                                            Percent of
Ten Largest Industries                      Net Assets

Utilities--Electric & Gas                      17.2%
Food & Household Products                      16.2
Insurance                                      10.7
Telecommunications                              8.8
Banking                                         8.0
Electronic Components & Instruments             5.0
Financial Services                              4.5
Chemicals                                       4.2
Beverages                                       3.5
Energy Equipment & Services                     2.7



                               Country of    Percent of
Ten Largest Equity Holdings      Origin      Net Assets

Cadbury Schweppes PLC         United Kingdom    5.8%
MCI WorldCom Inc.             United States     5.7
Berkshire Hathaway Inc.
(Class A)                     United States     5.1
The AES Corporation           United States     4.8
Federal National Mortgage
Association                   United States     4.5
Nestle S.A. (Registered
Shares)                       Switzerland       4.4
Monsanto Company              United States     4.2
Sara Lee Corporation          United States     3.6
Diageo PLC                    United Kingdom    3.5
Berliner Kraft-und Licht
(Bewag) AG                    Germany           3.3



Merrill Lynch Global Value Fund, Inc., December 31, 1998


DEAR SHAREHOLDER

Fiscal Year in Review
Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +27.10%, +25.76%, +25.73% and +26.72%, respectively, for the year ended December 31, 1998, outperforming the +24.34% total return for the unmanaged Morgan Stanley Capital International (MSCI) World Index. The primary reason for the Fund's outperformance relative to the Index was stock selection, with holdings such as Cadbury Schweppes PLC and MCI WorldCom Inc. providing especially strong returns. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4 and 5 of this report to shareholders.)

"Growth" Outperforms "Value"
Although stock selection was the key to the Fund's relative outperformance for the fiscal year, it was also the reason for the Fund's relative underperformance relative to the MSCI World Index during the quarter ended December 31, 1998. For the three-month period, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +13.46%, +13.22%, +13.20% and +13.40%, respectively, compared to a +21.11% return for the MSCI World Index. This underperformance was attributable to the types of stocks that garnered the greatest investor interest during the period; that is, the much-publicized preference for "growth" over "value."

Although we define value quite broadly--many of the stocks that we own do not meet the traditional value criteria of low price/book value ratios or high dividend yields--our stocks nevertheless underperformed growth issues. We are generally willing to invest in a company if our conservative assessment of its future cash flows suggests that its shares are worth more than their current price. However, we will generally avoid buying a stock that requires us to make generous assumptions regarding future cash flows in order to justify our purchase. Although these generous cash flow assumptions may prove to be correct--ultimately proving that the stock was undervalued--we believe that such a stock is outside the realm of our broad definition of value. When a great company's stock is valued like it is a great business, we will generally either not purchase its shares or sell its shares if we already own them. We believe that we, like other value-oriented investors, must focus on what the famed value investor Benjamin Graham called a "margin of safety."

MCI WorldCom Inc. is a good example of such a company. This was one of our largest positions during 1998 and, as noted at the beginning of this letter to shareholders, it was also one of our strongest performers. We still believe that the company has the potential to be one of the winners (and perhaps the biggest winner) in the dynamic and lucrative telecommunications business. By mid-October 1998, the stock had already appreciated approximately 64.5% year to date, and we decided to sell a six-month call option that was 20% above the then-current market price. The strike price of this option was about double the price of MCI WorldCom common stock at the beginning of 1998. We were paid an 8.8% premium to sell the call. Since we believe that an 8.8% return in six months is highly satisfactory in and of itself, we chose to lock it in by selling the call. In addition, we would also benefit from the first 20% that the stock appreciates above its spot price, up to the strike price of the call.

With the uncertainty prevailing throughout the world's stock markets in mid-October, this defensive strategy seemed appropriate. However, as central banks began to ease monetary policies worldwide, investors enthusiastically began purchasing stocks once again. With its great earnings growth prospects, MCI WorldCom's shares appreciated much beyond the 20% needed to reach the call option's strike price. Unfortunately, the Fund did not participate in the incremental appreciation; we gave up this opportunity and instead earned the 8.8% premium on the call option.

Our experience with MCI WorldCom illustrates an important aspect of our investment approach. In an effort to increase our margin of safety we chose to sell the call option on MCI WorldCom stock. Similarly, as stock prices of many great growth companies continue to appreciate, we believe that we must maintain this margin of safety and avoid a strategy that focuses on companies that must continue to generate superior levels of economic value creation in order to justify their valuations. Of course, their earnings may continue to rise and justify the "value" inherent in their current share prices. However, in our view, a value-oriented fund like ours cannot invest in companies on the expectation that all the optimistic prospects will actually develop, thereby justifying their high share valuations. The margin of safety that we seek is that we only require reasonably good business results to justify our purchase of a company's shares.

We do not intend to imply that given the Fund's investment guidelines and our investment approach there is nothing we could have done in the past few months to enhance the Fund's performance. For example, Ford Motor Company, which is not a Fund holding, is a value stock in the most traditional sense that appreciated more than 100% during 1998. In addition, there are other companies whose shares we could have purchased during the September--October period of stock market weakness that have subsequently provided superior investment results. However, although such undervalued investments were available in 1998, the September--October window of opportunity was too short-lived for us to take advantage of them. The shift in investor sentiment that occurred during the final quarter of 1998 was an unprecedented reversal from bearish to bullish. Overall, the overwhelming investor favorites during the year generally were growth companies. Also favored were companies that exceeded analysts' earnings growth expectations, technology companies and large-capitalization companies.

Changes to Portfolio Holdings
After the close of the fiscal year we shifted our investment strategy somewhat. We concluded that the business environment facing many manufacturers of packaged branded goods would become more challenging, and we therefore expect that some of our holdings in this area may have only modest longer-term appreciation potential, at best. We sold some holdings for which we expect more limited upside potential and greater downside risk over the longer term, and added some new names to the portfolio. In future reports to shareholders, we will discuss our new positions in detail. In general, we believe that they have much greater long-term appreciation potential than the positions that they replaced. However, with the greater long-term potential also comes increased near-term downside risk. Nevertheless, we believe that this shift in investment strategy was warranted given the more limited prospects that we perceived for some of our holdings.

In Conclusion
We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to serving your investment needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



February 18, 1999



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Global Value Fund, Inc., December 31, 1998



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a $10,000
Investment

A line graph depicting the growth of an investment in the Fund;s
Class A Shares and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International World Index. Beginning and ending values are:

                                      11/01/96**     12/98

ML Global Value Fund, Inc.++--
Class A Shares*                       $ 9,475        $15,206

ML Global Value Fund, Inc.++--
Class B Shares*                       $10,000        $15,498

Morgan Stanley Capital International
World Index++++                       $10,000        $14,951


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International World Index. Beginning and ending values are:


                                     11/01/96**      12/98

ML Global Value Fund, Inc.++--
Class C Shares*                       $10,000        $15,697

ML Global Value Fund, Inc.++--
Class D Shares*                       $ 9,475        $15,118

Morgan Stanley Capital
International World Index++++         $10,000        $14,951

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United States.
++++This unmanaged market capitilization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in each of the graphs is from 10/31/96.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       +27.10%        +20.43%
Inception (11/01/96) through 12/31/98     +24.43         +21.37

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                       +25.76%        +21.76%
Inception (11/01/96) through 12/31/98     +23.17         +22.44

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                       +25.73%        +24.73%
Inception (11/01/96) through 12/31/98     +23.16         +23.16

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       +26.72%        +20.07%
Inception (11/01/96) through 12/31/98     +24.10         +21.04

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                       12 Month           3 Month         Since Inception
                                                     Total Return       Total Return        Total Return
ML Global Value Fund, Inc. Class A Shares               +27.10%            +13.46%             +60.49%
ML Global Value Fund, Inc. Class B Shares               +25.76             +13.22              +56.98
ML Global Value Fund, Inc. Class C Shares               +25.73             +13.20              +56.97
ML Global Value Fund, Inc. Class D Shares               +26.72             +13.40              +59.56

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 11/01/96.


Merrill Lynch Global Value Fund, Inc., December 31, 1998


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
NORTH                             Shares                                                                Value      Percent of
AMERICA      Industries            Held                  Investments                       Cost       (Note 1a)    Net Assets
Canada       Transportation--     1,521,600   Canadian National Railway Company      $   74,424,143   $   78,933,000    2.7%
             Road & Rail
                                              Total Investments in Canada                74,424,143       78,933,000    2.7


United       Banking              1,764,400   Washington Mutual, Inc.                    64,231,625       67,378,025    2.3
States
             Chemicals            2,654,800   Monsanto Company                          110,720,475      126,103,000    4.2

             Electrical             686,200 ++ADC Telecommunications, Inc.               18,293,130       23,673,900    0.8
             & Electronics

             Electronic           2,070,700 ++Lattice Semiconductor
             Components &                     Corporation (a)                           104,996,064       94,993,362    3.2
             Instruments

             Energy               1,716,000   Schlumberger Limited                      130,814,706       79,150,500    2.7
             Equipment &
             Services

             Financial            1,827,400   Federal National Mortgage Association      79,099,130      135,227,600    4.5
             Services

             Food & Household     3,810,000   Sara Lee Corporation                      102,969,085      107,394,375    3.6
             Products

             Health & Personal      441,400   Baxter International Inc.                  23,343,513       28,387,537    0.9
             Care

             Insurance                2,160   Berkshire Hathaway Inc.
                                              (Class A) (b)                             133,124,596      151,200,000    5.1
                                         16   Berkshire Hathaway Inc.
                                              (Class B) (b)                                  33,136           38,775    0.0
                                    662,400   Horace Mann Educators Corporation          12,488,729       18,878,400    0.6
                                                                                     --------------   --------------  ------
                                                                                        145,646,461      170,117,175    5.7

             Recreation/Other     2,959,800   Mattel, Inc.                               72,347,176       67,520,438    2.3
             Consumer Goods

             Telecommunications   2,740,000   Frontier Corporation                       86,947,753       93,160,000    3.1
                                  2,361,514 ++MCI WorldCom Inc.                          85,053,371      169,438,629    5.7
                                                                                     --------------   --------------  ------
                                                                                        172,001,124      262,598,629    8.8

             Utilities--          3,007,400 ++The AES Corporation                        97,611,738      142,475,575    4.8
             Electric & Gas       1,225,950   Columbia Energy Group                      63,217,999       70,798,612    2.4
                                  1,397,000   K N Energy, Inc.                           78,302,281       50,815,875    1.7
                                  1,830,000   Unicom Corporation                         57,049,442       70,569,375    2.3
                                                                                     --------------   --------------  ------
                                                                                        296,181,460      334,659,437   11.2

                                              Total Investments in the
                                              United States                           1,320,643,949    1,497,203,978   50.2


                                              Total Investments in North
                                              America                                 1,395,068,092    1,576,136,978   52.9


PACIFIC
BASIN


Australia    Leisure &              360,000   Village Roadshow Ltd. (Convertible
             Tourism                          Preferred)++++                             18,000,000       11,520,000    0.4
                                 11,800,652   Village Roadshow Ltd. (Preferred)
                                              (Class A)                                  30,727,549       14,764,173    0.5
                                                                                     --------------   --------------  ------
                                                                                         48,727,549       26,284,173    0.9

             Real Estate          3,459,616   Lend Lease Corporation Ltd.                32,485,526       46,679,215    1.5

                                              Total Investments in Australia             81,213,075       72,963,388    2.4


Japan        Appliances &           953,000   Matsushita Electric Industrial
             Household Durables               Company, Ltd.                              17,443,427       16,896,204    0.5
                                    400,000   Sony Corporation                           36,894,499       29,197,339    1.0
                                                                                     --------------   --------------  ------
                                                                                         54,337,926       46,093,543    1.5

             Construction         1,073,400   Chudenko Corporation                       25,974,605       22,943,627    0.8
             & Housing              788,000   Kinden Corporation                          9,663,415       12,006,953    0.4
                                                                                     --------------   --------------  ------
                                                                                         35,638,020       34,950,580    1.2

             Data Processing      2,166,000   Canon, Inc.                                51,626,097       46,393,703    1.6
             & Reproduction

             Electronic           1,276,000   Murata Manufacturing Co., Ltd.             39,076,429       53,077,073    1.8
             Components
             & Instruments

             Insurance            3,438,000   Dai-Tokyo Fire & Marine Insurance
                                              Co., Ltd.                                  13,781,868       12,196,896    0.4
                                    784,000   Nichido Fire & Marine Insurance
                                              Co., Ltd.                                   4,117,378        3,859,157    0.1
                                  4,411,000   Sumitomo Marine & Fire Insurance
                                              Co., Ltd.                                  30,544,736       28,011,317    0.9
                                    850,000   Tokio Marine & Fire Insurance
                                              Co., Ltd.                                  10,618,405       10,177,384    0.4
                                                                                     --------------   --------------  ------
                                                                                         59,062,387       54,244,754    1.8

             Miscellaneous           10,000   Toyo Seikan Kaisha, Ltd.                      106,000          170,111    0.0
             Materials &
             Commodities

                                              Total Investments in Japan                239,846,859      234,929,764    7.9


                                              Total Investments in the
                                              Pacific Basin                             321,059,934      307,893,152   10.3


WESTERN
EUROPE


Denmark      Banking                622,200   Den Danske Bank Group                      83,576,491       83,618,516    2.8

                                              Total Investments in Denmark               83,576,491       83,618,516    2.8


France       Food & Household       209,300   Groupe Danone S.A.                         30,175,687       59,920,912    2.0
             Products               179,300   Groupe Danone S.A. (ADR)*                   5,558,300       10,085,625    0.4

                                              Total Investments in France                35,733,987       70,006,537    2.4


Germany      Transportation       3,120,200   Lufthansa AG                               54,760,129       68,921,585    2.3
             --Airlines

             Utilities--          3,621,300   Berliner Kraft-und Licht (Bewag) AG        79,992,542       97,814,226    3.3
             Electric & Gas

                                              Total Investments in Germany              134,752,671      166,735,811    5.6


Merrill Lynch Global Value Fund, Inc., December 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
WESTERN EUROPE                    Shares                                                                Value      Percent of
(concluded)  Industries            Held                  Investments                       Cost       (Note 1a)    Net Assets
Ireland      Banking              4,800,000   Allied Irish Banks PLC                 $   41,920,503   $   85,576,474    2.9%
                                      9,500   Allied Irish Banks PLC (ADR)*                 482,133        1,048,563    0.0

                                              Total Investments in Ireland               42,402,636       86,625,037    2.9


Italy        Insurance            2,407,900   Alleanza Assicurazioni                     32,145,222       34,013,590    1.1

                                              Total Investments in Italy                 32,145,222       34,013,590    1.1


Switzerland  Food & Household        60,800   Nestle S.A. (Registered Shares)            67,899,128      132,453,188    4.4
             Products
                                              Total Investments in Switzerland           67,899,128      132,453,188    4.4


United       Beverages            9,174,278   Diageo PLC                                 82,325,988      104,362,954    3.5
Kingdom
             Food & Household    10,100,000   Cadbury Schweppes PLC                      91,146,039      172,172,428    5.8
             Products

             Insurance            4,192,900 ++Allied Zurich PLC                          58,567,387       62,514,845    2.1

             Utilities--          9,449,573   National Power PLC                         89,490,280       81,406,730    2.7
             Electric & Gas

                                              Total Investments in the
                                              United Kingdom                            321,529,694      420,456,957   14.1

                                              Total Investments in Western
                                              Europe                                    718,039,829      993,909,636   33.3


SHORT-TERM                         Face
SECURITIES                        Amount                    Issue


             Commercial        $124,138,000   General Electric Capital Corp., 5%
             Paper**                          due 1/04/1999                             124,086,276      124,086,276    4.2

                                              Total Investments in Short-Term
                                              Securities                                124,086,276      124,086,276    4.2


OPTIONS                       Nominal Value                                             Premiums
PURCHASED                   Covered by Options                                            Paid


             Currency Put       176,640,000   Japanese Yen, expiring August 1999
             Options Purchased                at YEN 150                                  7,604,352          335,616    0.0

                                              Total Options Purchased                     7,604,352          335,616    0.0

                                              Total Investments                       2,565,858,483    3,002,361,658  100.7


OPTIONS                                                                                 Premiums
WRITTEN                                                                                 Received

             Call Options         1,118,988   Federal National Mortgage Association,
             Written                          expiring April 1999 at $79.20              (2,450,584)      (3,390,534)  (0.1)
                                  2,361,514   MCI WorldCom Inc., expiring April
                                              1999 at $57.36                             (7,686,728)     (38,563,523)  (1.3)

                                              Total Options Written                     (10,137,312)     (41,954,057)  (1.4)


             Total Investments, Net of Options Written                               $2,555,721,171    2,960,407,601   99.3
                                                                                     ==============
             Unrealized Depreciation on Forward Foreign Exchange Contracts--Net++++++                     (3,402,769)  (0.1)

             Other Assets Less Liabilities                                                                24,802,464    0.8
                                                                                                      --------------  ------
             Net Assets                                                                               $2,981,807,296  100.0%
                                                                                                      ==============  ======


            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
          (a)Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                 Net Share         Net      Dividend
             Industry          Affiliate          Activity         Cost      Income

             Electronic        Lattice            409,500      $18,485,090     ++
               Components &       Semiconductor
               Instruments        Corporation


           ++Non-income producing security.
          (b)Acquired General Re Corporation for .0035 Class A Shares or .105 Class B Shares.
           ++Non-income producing security.
         ++++The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. ++++++Forward foreign exchange contracts as of December 31, 1998 were as follows:

                                                  Unrealized
                                                 Appreciation
                                                  Expiration        (Depreciation)
             Foreign Currency Sold                   Date             (Note 1d)

             Chf                43,726,686     September 1999        $    705,933
             Dkr               482,520,640     September 1999             435,678
             Pound             143,464,739     September 1999            (808,706)
             Sterling
             YEN            11,024,865,351     September 1999          (3,735,674)

             Total Unrealized Depreciation on
             Forward Foreign Exchange Contracts--Net
             (US$ Commitment--$444,635,128)                          $ (3,402,769)
                                                                     ============


             See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., December 31, 1998

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1998
Assets:             Investments, at value (identified cost--$2,558,254,131)
                    (Note 1a)                                                                             $3,002,026,042
                    Put options purchased, at value (cost--$7,604,352)
                    (Notes 1a & 1d)                                                                              335,616
                    Cash                                                                                          78,969
                    Foreign cash (Note 1c)                                                                     3,625,752
                    Receivables:
                      Securities sold                                                    $   15,421,779
                      Capital shares sold                                                     9,402,596
                      Dividends                                                               4,616,573       29,440,948
                                                                                         --------------
                    Deferred organization expenses (Note 1g)                                                      57,761
                    Prepaid registration fees and other assets (Note 1g)                                         137,050
                                                                                                          --------------
                    Total assets                                                                           3,035,702,138
                                                                                                          --------------


Liabilities:        Call options written, at value (premiums received--$10,137,312)
                    (Notes 1a & 1d)                                                                           41,954,057
                    Unrealized depreciation on forward foreign exchange contracts
                    (Note 1d)                                                                                  3,402,769
                    Payables:
                      Capital shares redeemed                                                 3,768,989
                      Distributor (Note 2)                                                    1,998,873
                      Investment adviser (Note 2)                                             1,818,222        7,586,084
                                                                                         --------------
                    Accrued expenses                                                                             951,932
                                                                                                          --------------
                    Total liabilities                                                                         53,894,842
                                                                                                          --------------


Net Assets:         Net assets                                                                            $2,981,807,296
                                                                                                          ==============


Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $    1,484,904
                    Class B Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                         14,611,576
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          2,668,096
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          3,127,901
                    Paid-in capital in excess of par                                                       2,481,421,741
                    Undistributed investment income--net                                                      11,760,176
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                65,400,469
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        401,332,433
                                                                                                          --------------
                    Net assets                                                                            $2,981,807,296
                                                                                                          ==============


Net Asset           Class A--Based on net assets of $202,979,606 and 14,849,041 shares
Value:              outstanding                                                                           $        13.67
                                                                                                          ==============
                    Class B--Based on net assets of $1,988,580,348 and 146,115,764 shares
                    outstanding                                                                           $        13.61
                                                                                                          ==============
                    Class C--Based on net assets of $363,133,765 and 26,680,958 shares
                    outstanding                                                                           $        13.61
                                                                                                          ==============
                    Class D--Based on net assets of $427,113,577 and 31,279,014 shares
                    outstanding                                                                           $        13.65
                                                                                                          ==============

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1998
Investment          Dividends (net of $2,482,812 foreign withholding tax)                                   $ 50,714,661
Income              Interest and discount earned                                                               7,125,942
(Notes 1e & 1f):                                                                                            ------------
                    Total income                                                                              57,840,603
                                                                                                            ------------


Expenses:           Investment advisory fees (Note 2)                                      $ 18,489,427
                    Account maintenance and distribution fees--Class B (Note 2)              16,617,667
                    Account maintenance and distribution fees--Class C (Note 2)               3,086,129
                    Transfer agent fees--Class B (Note 2)                                     1,709,022
                    Account maintenance fees--Class D (Note 2)                                  875,415
                    Custodian fees                                                              772,102
                    Registration fees (Note 1g)                                                 343,640
                    Transfer agent fees--Class C (Note 2)                                       327,218
                    Transfer agent fees--Class D (Note 2)                                       296,164
                    Printing and shareholder reports                                            181,624
                    Transfer agent fees--Class A (Note 2)                                       123,599
                    Accounting services (Note 2)                                                114,224
                    Professional fees                                                            99,305
                    Amortization of organization expenses--net (Note 1g)                         92,917
                    Directors' fees and expenses                                                 18,200
                    Pricing fees                                                                  4,476
                    Other                                                                        26,830
                                                                                           ------------
                    Total expenses                                                                            43,177,959
                                                                                                            ------------
                    Investment income--net                                                                    14,662,644
                                                                                                            ------------


Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                      240,988,670
(Loss) on             Foreign currency transactions--net                                     32,126,166      273,114,836
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      260,991,279
(Notes 1c, 1d,        Foreign currency transactions--net                                    (36,699,689)     224,291,590
1f & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                            497,406,426
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $512,069,070
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., December 31, 1998


STATEMENTS OF CHANGES IN NET ASSETS
                                                                           For the        For the Period      For the
                                                                          Year Ended     Nov. 1, 1997 to     Year Ended
                                                                          Dec. 31,           Dec. 31,         Oct. 31,
                    Increase (Decrease) in Net Assets:                       1998              1997            1997++
Operations:         Investment income (loss)--net                       $   14,662,644   $   (1,004,882)  $   12,822,166
                    Realized gain on investments and foreign
                    currency transactions--net                             273,114,836       57,796,106       64,521,637
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net     224,291,590       46,078,685      130,962,158
                                                                        --------------   --------------   --------------
                    Net increase in net assets resulting from
                    operations                                             512,069,070      102,869,909      208,305,961
                                                                        --------------   --------------   --------------


Dividends &         Investment income--net:
Distributions to      Class A                                               (1,613,920)        (549,581)         (72,233)
Shareholders          Class B                                               (9,798,677)      (2,957,634)      (2,571,571)
(Note 1h):            Class C                                               (1,789,955)        (551,700)        (463,638)
                      Class D                                               (3,260,316)      (1,860,239)        (721,214)
                    In excess of investment income--net:
                      Class A                                               (2,417,667)              --               --
                      Class B                                              (14,678,505)              --               --
                      Class C                                               (2,681,369)              --               --
                      Class D                                               (4,883,982)              --               --
                    Realized gain on investments--net:
                      Class A                                              (15,004,582)      (2,139,606)              --
                      Class B                                             (154,619,783)     (44,190,132)              --
                      Class C                                              (28,383,994)      (8,093,819)              --
                      Class D                                              (32,551,670)      (8,896,075)              --
                                                                        --------------   --------------   --------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders           (271,684,420)     (69,238,786)      (3,828,656)
                                                                        --------------   --------------   --------------


Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                     937,922,226       81,836,169    1,483,455,823
(Note 4):                                                               --------------   --------------   --------------


Net Assets:         Total increase in net assets                         1,178,306,876      115,467,292    1,687,933,128
                    Beginning of period                                  1,803,500,420    1,688,033,128          100,000
                                                                        --------------   --------------   --------------
                    End of period*                                      $2,981,807,296   $1,803,500,420   $1,688,033,128
                                                                        ==============   ==============   ==============

                   *Undistributed investment income--net
                    (Note 1i)                                           $   11,760,176   $    1,800,224   $   10,195,652
                                                                        ==============   ==============   ==============

                  ++The Fund commenced operations on November 1, 1996.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                              Class A++++

                    The following per share data and ratios                  For the          For the          For the
                    have been derived from information provided                Year            Period            Year
                    in the financial statements.                              Ended         Nov. 1, 1997         Ended
                                                                             Dec. 31,       to Dec. 31,        Oct. 31,
                    Increase (Decrease) in Net Asset Value:                    1998             1997            1997++
Per Share           Net asset value, beginning of period.                   $    12.01       $    11.83       $    10.00
Operating                                                                   ----------       ----------       ----------
Performance:        Investment income--net                                         .18              .01              .17
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                            3.00              .72             1.71
                                                                            ----------       ----------       ----------
                    Total from investment operations                              3.18              .73             1.88
                                                                            ----------       ----------       ----------
                    Less dividends and distributions:
                      Investment income--net                                      (.14)            (.11)            (.05)
                      In excess of investment income--net                         (.20)              --               --
                      Realized gain on investments--net                          (1.18)            (.44)              --
                                                                            ----------       ----------       ----------
                    Total dividends and distributions                            (1.52)            (.55)            (.05)
                                                                            ----------       ----------       ----------
                    Net asset value, end of period                          $    13.67       $    12.01       $    11.83
                                                                            ==========       ==========       ==========


Total Investment    Based on net asset value per share                          27.10%            6.19%+++        18.91%
Return:**                                                                   ==========       ==========       ==========


Ratios to Average   Expenses                                                      .90%             .96%*            .97%
Net Assets:                                                                 ==========       ==========       ==========
                    Investment income--net                                       1.32%             .54%*           1.88%
                                                                            ==========       ==========       ==========


Supplemental        Net assets, end of period (in thousands)                $  202,980       $   63,075       $   53,776
Data:                                                                       ==========       ==========       ==========
                    Portfolio turnover                                          44.94%           24.49%           77.65%
                                                                            ==========       ==========       ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., December 31, 1998


FINANCIAL HIGHLIGHTS (continued)
                                                                                              Class B++++

                    The following per share data and ratios                  For the          For the          For the
                    have been derived from information provided                Year            Period            Year
                    in the financial statements.                              Ended         Nov. 1, 1997         Ended
                                                                             Dec. 31,       to Dec. 31,        Oct. 31,
                    Increase (Decrease) in Net Asset Value:                    1998             1997            1997++
Per Share           Net asset value, beginning of period.                   $    11.97       $    11.72       $    10.00
Operating                                                                   ----------       ----------       ----------
Performance:        Investment income (loss)--net                                  .06             (.01)             .09
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                            2.96              .73             1.67
                                                                            ----------       ----------       ----------
                    Total from investment operations                              3.02              .72             1.76
                                                                            ----------       ----------       ----------
                    Less dividends and distributions:
                      Investment income--net                                      (.08)            (.03)            (.04)
                      In excess of investment income--net                         (.12)              --               --
                      Realized gain on investments--net                          (1.18)            (.44)              --
                                                                            ----------       ----------       ----------
                    Total dividends and distributions                            (1.38)            (.47)            (.04)
                                                                            ----------       ----------       ----------
                    Net asset value, end of period                          $    13.61       $    11.97       $    11.72
                                                                            ==========       ==========       ==========


Total Investment    Based on net asset value per share                          25.76%            6.14%+++        17.62%
Return:**                                                                   ==========       ==========       ==========


Ratios to Average   Expenses                                                     1.92%            1.98%*           1.99%
Net Assets:                                                                 ==========       ==========       ==========
                    Investment income (loss)--net                                 .44%            (.49%)*           .84%
                                                                            ==========       ==========       ==========


Supplemental        Net assets, end of period (in thousands)                $1,988,580       $1,251,956       $1,179,125
Data:                                                                       ==========       ==========       ==========
                    Portfolio turnover                                          44.94%           24.49%           77.65%
                                                                            ==========       ==========       ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                                              Class C++++

                    The following per share data and ratios                  For the           For the         For the
                    have been derived from information provided                Year             Period           Year
                    in the financial statements.                              Ended          Nov. 1, 1997        Ended
                                                                             Dec. 31,        to Dec. 31,       Oct. 31,
                    Increase (Decrease) in Net Asset Value:                    1998              1997           1997++
Per Share           Net asset value, beginning of period.                   $    11.97       $    11.72       $    10.00
Operating                                                                   ----------       ----------       ----------
Performance:        Investment income (loss)--net                                  .06             (.01)             .09
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                            2.96              .73             1.67
                                                                            ----------       ----------       ----------
                    Total from investment operations                              3.02              .72             1.76
                                                                            ----------       ----------       ----------
                    Less dividends and distributions:
                      Investment income--net                                      (.08)            (.03)            (.04)
                      In excess of investment income--net                         (.12)              --               --
                      Realized gain on investments--net                          (1.18)            (.44)              --
                                                                            ----------       ----------       ----------
                    Total dividends and distributions                            (1.38)            (.47)            (.04)
                                                                            ----------       ----------       ----------
                    Net asset value, end of period                          $    13.61       $    11.97       $    11.72
                                                                            ==========       ==========       ==========


Total Investment    Based on net asset value per share                          25.73%            6.14%+++        17.62%
Return:**                                                                   ==========       ==========       ==========


Ratios to Average   Expenses                                                     1.92%            1.98%*           1.99%
Net Assets:                                                                 ==========       ==========       ==========
                    Investment income (loss)--net                                 .43%            (.49%)*           .83%
                                                                            ==========       ==========       ==========


Supplemental        Net assets, end of period (in thousands)                $  363,134       $  229,601       $  217,341
Data:                                                                       ==========       ==========       ==========
                    Portfolio turnover                                          44.94%           24.49%           77.65%
                                                                            ==========       ==========       ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., December 31, 1998


FINANCIAL HIGHLIGHTS (concluded)
                                                                                              Class D++++

                    The following per share data and ratios                  For the          For the          For the
                    have been derived from information provided                Year            Period            Year
                    in the financial statements.                              Ended         Nov. 1, 1997         Ended
                                                                             Dec. 31,       to Dec. 31,        Oct. 31,
                    Increase (Decrease) in Net Asset Value:                    1998             1997            1997++
Per Share           Net asset value, beginning of period.                   $    12.00       $    11.80       $    10.00
Operating                                                                   ----------       ----------       ----------
Performance:        Investment income--net                                         .16              .01              .18
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                            2.98              .72             1.67
                                                                            ----------       ----------       ----------
                    Total from investment operations                              3.14              .73             1.85
                                                                            ----------       ----------       ----------
                    Less dividends and distributions:
                      Investment income--net                                      (.12)            (.09)            (.05)
                      In excess of investment income--net                         (.19)              --               --
                      Realized gain on investments--net                          (1.18)            (.44)              --
                                                                            ----------       ----------       ----------
                    Total dividends and distributions                            (1.49)            (.53)            (.05)
                                                                            ----------       ----------       ----------
                    Net asset value, end of period                          $    13.65       $    12.00       $    11.80
                                                                            ==========       ==========       ==========


Total Investment    Based on net asset value per share                          26.72%            6.20%+++        18.56%
Return:**                                                                   ==========       ==========       ==========


Ratios to Average   Expenses                                                     1.15%            1.21%*           1.22%
Net Assets:                                                                 ==========       ==========       ==========
                    Investment income--net                                       1.19%             .28%*           1.62%
                                                                            ==========       ==========       ==========


Supplemental        Net assets, end of period (in thousands)                $  427,113       $  258,868       $  237,791
Data:                                                                       ==========       ==========       ==========
                    Portfolio turnover                                          44.94%           24.49%           77.65%
                                                                            ==========       ==========       ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



Merrill Lynch Global Value Fund, Inc., December 31, 1998



NOTES TO FINANCIAL STATEMENTS (continued)

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $36,421,699 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net assets values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account
                           Maintenance   Distribution
                               Fee           Fee

Class B                        0.25%        0.75%
Class C                        0.25%        0.75%
Class D                        0.25%         --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders.

The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                     MLFD            MLPF&S

Class A                             $   456         $  7,029
Class D                             $66,544         $946,710


For the year ended December 31, 1998, MLPF&S received contingent deferred sales charges of $3,532,554 and $74,482 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $194,091 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $1,702,176,608 and $1,038,940,179, respectively.

Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains (losses) as of December 31, 1998 were as follows:

                                  Realized        Unrealized
                                Gains (Losses)  Gains (Losses)
Investments:
  Long-term                      $240,964,990   $443,771,911
  Options written                      23,680    (31,816,745)
                                 ------------   ------------
Total investments                 240,988,670    411,955,166
                                 ------------   ------------
Currency transactions:
  Options purchased                (7,683,000)    (7,268,736)
  Options written                  20,799,360             --
  Foreign currency transactions    16,292,681         48,772
  Forward foreign exchange
  contracts                         2,717,125     (3,402,769)
                                 ------------   ------------
Total currency transactions        32,126,166    (10,622,733)
                                 ------------   ------------
Total                            $273,114,836   $401,332,433
                                 ============   ============


Transactions in call options written for the year ended December 31, 1998 were as follows:

                                 Par Value
                                 Covered by      Premiums
                              Written Options     Received
Outstanding call options
written at beginning of year             --               --
Options written                   3,665,502   $   10,540,242
Options expired                    (185,000)        (402,930)
                               ------------   --------------
Outstanding call options
written at end of year            3,480,502   $   10,137,312
                               ============   ==============



Transactions in put options written for the year ended December 31, 1998 were as follows:


                                 Par Value
                                 Covered by       Premiums
                              Written Options     Received
Outstanding put options
written at beginning of year             --               --
Options written                 176,640,000   $   20,799,360
Options closed                 (176,640,000)     (20,799,360)
                               ------------   --------------
Outstanding put options
written at end of year                   --   $           --
                               ============   ==============


As of December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $411,955,166, of which $589,604,277 related to appreciated securities and $177,649,111 related to depreciated securities. The aggregate cost of investments, net of premiums received for options written at December 31, 1998 for Federal income tax purposes was $2,548,116,819.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $937,922,226, $81,836,169 and $1,483,455,823 for the year ended
December 31, 1998, for the period November 1, 1997 to December 31, 1997 and for the year ended October 31, 1997, respectively.



Merrill Lynch Global Value Fund, Inc., December 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                        Dollar
Ended December 31, 1998            Shares          Amount

Shares sold                      11,594,216   $  157,632,070
Shares issued to shareholders
in reinvestment of dividends
and distributions                   700,153        9,347,636
                               ------------   --------------
Total issued                     12,294,369      166,979,706
Shares redeemed                  (2,696,436)     (36,354,264)
                               ------------   --------------
Net increase                      9,597,933   $  130,625,442
                               ============   ==============


Class A Shares for the Period
November 1, 1997 to                                Dollar
December 31, 1997                  Shares          Amount

Shares sold                         751,738   $    9,068,512
Shares issued to shareholders
in reinvestment of dividends
and distributions                   114,753        1,374,743
                               ------------   --------------
Total issued                        866,491       10,443,255
Shares redeemed                    (162,478)      (1,970,638)
                               ------------   --------------
Net increase                        704,013   $    8,472,617
                               ============   ==============


Class A Shares for the Period
November 1, 1996++ to                              Dollar
October 31, 1997                   Shares          Amount

Shares sold                       5,152,431   $   57,303,237
Shares issued to shareholders
in reinvestment of dividends          6,207           62,009
                               ------------   --------------
Total issued                      5,158,638       57,365,246
Shares redeemed                    (614,043)      (6,856,145)
                               ------------   --------------
Net increase                      4,544,595   $   50,509,101
                               ============   ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Year                        Dollar
Ended December 31, 1998            Shares          Amount

Shares sold                      52,086,564   $  711,124,670
Shares issued to shareholders
in reinvestment of dividends
and distributions                11,614,251      154,732,397
                               ------------   --------------
Total issued                     63,700,815      865,857,067
Automatic conversion of shares     (837,665)     (11,201,223)
Shares redeemed                 (21,371,519)    (284,576,009)
                               ------------   --------------
Net increase                     41,491,631   $  570,079,835
                               ============   ==============


Class B Shares for the Period
November 1, 1997 to                                Dollar
December 31, 1997                  Shares          Amount

Shares sold                       3,154,767   $   38,080,734
Shares issued to shareholders
in reinvestment of dividends
and distributions                 3,339,542       39,874,138
                               ------------   --------------
Total issued                      6,494,309       77,954,872
Automatic conversion of shares      (82,508)        (986,113)
Shares redeemed                  (2,355,726)     (28,418,784)
                               ------------   --------------
Net increase                      4,056,075   $   48,549,975
                               ============   ==============


Class B Shares for the Period
November 1, 1996++ to                              Dollar
October 31, 1997                   Shares          Amount

Shares sold                     109,016,851   $1,127,788,851
Shares issued to shareholders
in reinvestment of dividends        211,285        2,110,732
                               ------------   --------------
Total issued                    109,228,136    1,129,899,583
Automatic conversion of shares     (207,246)      (2,300,318)
Shares redeemed                  (8,455,332)     (92,416,446)
                               ------------   --------------
Net increase                    100,565,558   $1,035,182,819
                               ============   ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class C Shares for the Year                        Dollar
Ended December 31, 1998            Shares          Amount

Shares sold                      10,104,124   $  138,079,120
Shares issued to shareholders
in reinvestment of dividends
and distributions                 2,149,018       28,640,687
                               ------------   --------------
Total issued                     12,253,142      166,719,807
Shares redeemed                  (4,761,365)     (63,354,025)
                               ------------   --------------
Net increase                      7,491,777   $  103,365,782
                               ============   ==============


Class C Shares for the Period
November 1, 1997 to                                Dollar
December 31, 1997                  Shares          Amount

Shares sold                         571,308   $    6,886,306
Shares issued to shareholders
in reinvestment of dividends
and distributions                   629,854        7,520,456
                               ------------   --------------
Total issued                      1,201,162       14,406,762
Shares redeemed                    (549,914)      (6,625,250)
                               ------------   --------------
Net increase                        651,248   $    7,781,512
                               ============   ==============


Class C Shares for the Period
November 1, 1996++ to                              Dollar
October 31, 1997                   Shares          Amount

Shares sold                      20,686,388   $  214,642,345
Shares issued to shareholders
in reinvestment of dividends         39,137          390,984
                               ------------   --------------
Total issued                     20,725,525      215,033,329
Shares redeemed                  (2,190,092)     (23,679,275)
                               ------------   --------------
Net increase                     18,535,433   $  191,354,054
                               ============   ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the Year                        Dollar
Ended December 31, 1998            Shares          Amount

Shares sold                      12,280,913   $  167,684,549
Automatic conversion of shares      832,238       11,201,223
Shares issued to shareholders
in reinvestment of dividends
and distributions                 2,707,655       36,169,410
                               ------------   --------------
Total issued                     15,820,806      215,055,182
Shares redeemed                  (6,112,408)     (81,204,015)
                               ------------   --------------
Net increase                      9,708,398   $  133,851,167
                               ============   ==============


Class D Shares for the Period
November 1, 1997 to                                Dollar
December 31, 1997                  Shares          Amount

Shares sold                       1,489,446   $   18,112,269
Automatic conversion of shares       81,951          986,113
Shares issued to shareholders
in reinvestment of dividends
and distributions                   783,234        9,375,306
                               ------------   --------------
Total issued                      2,354,631       28,473,688
Shares redeemed                    (933,276)     (11,441,623)
                               ------------   --------------
Net increase                      1,421,355   $   17,032,065
                               ============   ==============


Class D Shares for the Period
November 1, 1996++ to                              Dollar
October 31, 1997                   Shares          Amount

Shares sold                      22,812,954   $  235,349,723
Automatic conversion of shares      206,573        2,300,318
Shares issued to shareholders
in reinvestment of dividends         62,231          621,693
                               ------------   --------------
Total issued                     23,081,758      238,271,734
Shares redeemed                  (2,934,997)     (31,861,885)
                               ------------   --------------
Net increase                     20,146,761   $  206,409,849
                               ============   ==============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Value Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and the period November 1, 1997 to December 31, 1997 and for the year ended October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Value Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 1999
</AUDIT-REPORT>


Merrill Lynch Global Value Fund, Inc., December 31, 1998


IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Global Value Fund, Inc. during its taxable year ended December 31, 1998.

                                  Qualifying Domestic  Non-Qualifying        Total         Long-Term
Record Date          Payable Date   Ordinary Income    Ordinary Income  Ordinary Income  Capital Gains*
Class A Shares:
5/12/98                5/20/98          $.014561         $.338666         $.353227         $.154075
12/16/98               12/24/98         $.087335         $.714732         $.802067         $.215352

Class B Shares:
5/12/98                5/20/98          $.013836         $.321810         $.335646         $.154075
12/16/98               12/24/98         $.073784         $.603837         $.677621         $.215352

Class C Shares:
5/12/98                5/20/98          $.013842         $.321951         $.335793         $.154075
12/16/98               12/24/98         $.073522         $.601688         $.675210         $.215352

Class D Shares:
5/12/98                5/20/98          $.014388         $.334650         $.349038         $.154075
12/16/98               12/24/98         $.084019         $.687594         $.771613         $.215352

*All long-term capital gains distributions are subject to the 20% tax rate.
 The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

 Please retain this information for your records.


PORTFOLIO CHANGES (unaudited)


For the Quarter Ended December 31, 1998

Additions

Alleanza Assicurazioni
Allied Zurich PLC
Monsanto Company
Washington Mutual, Inc.


Deletions

American Stores Company
Houston Industries Incorporated
ING Groep N.V.